UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2009

FLEXTRONICS INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore (State or other jurisdiction of incorporation)	0-23354 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

One Marina Boulevard, # 28-00, Singapore	018989
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6890-7188
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Attached as Exhibit 100 to this report are the following financial statements from Flextronics International, Ltd. Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, filed with the Securities and Exchange Commission (the “SEC”) on February 6, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Statements of Operations for the three-month and nine-month periods ended December 31, 2008 and 2007, (ii) the Condensed Consolidated Balance Sheets at December 31, 2008 and March 31, 2008, (iii) the Condensed Consolidated Statements of Cash Flows for the nine-month periods ended December 31, 2008 and 2007, and (iv) related notes to these financial statements tagged as blocks of text.
Users of this data are reminded pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL Related Documents (as defined in Regulation S-T) is unaudited, and that these documents are not the official financial statements Flextronics International Ltd. as filed with the SEC. The purpose of submitting these XBRL Related Documents is to assist the SEC in testing the format and technology, and, as a result, investors should not rely on the information in this report, including the attached files, when making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including each of the exhibits listed below, shall not be deemed “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of those sections, and is not part of any registration statement to which it may relate, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits
     The following exhibits are included herewith:

Exhibit
Number	Description

100	The following materials from the Flextronics International, Ltd. Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, filed on February 6, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Statements of Operations for the three-month and nine-month periods ended December 31, 2008 and 2007, (ii) the Condensed Consolidated Balance Sheets at December 31, 2008 and March 31, 2008, (iii) the Condensed Consolidated Statements of Cash Flows for the nine-month periods ended December 31, 2008 and 2007, and (iv) related notes to these financial statements tagged as blocks of text.

Exhibit 100.INS	XBRL Instance Document

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Exhibit 100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.
Date: February 10, 2009	By:	/s/ Paul Read
		Name:	Paul Read
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
100	The following materials from the Flextronics International, LTD. Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, filed on February 6, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Statements of Operations for the three-month and nine-month periods ended December 31, 2008 and 2007, (i) the Condensed Consolidated Balance Sheets at December 31, 2008 and March 31, 2008, (iii) the Condensed Consolidated Statements of Cash Flows for the nine-month periods ended December 31, 2008 and 2007, and (iv) related notes to these financial statements tagged as blocks of text.

Exhibit 100.INS	XBRL Instance Document

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Exhibit 100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

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